UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - X RICKEY ELY, Derivatively on Behalf of Nominal Defendant NEWLINK GENETICS CORPORATION, Plaintiff, vs. CHARLES J. LINK, JR., THOMAS A. RAFFIN, PAUL R. EDICK, PAOLO PUCCI, JOSEPH SALURI, ERNEST J. TALARICO, III, NICHOLAS VAHANIAN and LOTA S. ZOTH, Defendants, and NEWLINK GENETICS CORPORATION, Nominal Defendant. : : : : : : : : : : : : : : : : : : : : Case No. 1:17-cv-03799 HON. ALISON J. NATHAN - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - X NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

2 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF NEWLINK GENETICS CORPORATION1 (“NEWLINK” OR THE “COMPANY”) AS OF MAY 21, 2021 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR LEGAL RIGHTS. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION (THE “DERIVATIVE ACTION” OR “ACTION”), AND CLAIMS ASSERTED ON BEHALF OF THE COMPANY. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF THE COMPANY WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING PLAINTIFF’S RELEASED CLAIMS. IF YOU HOLD NEWLINK STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. I. PURPOSE OF THE NOTICE This Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Notice”) is provided to Company shareholders pursuant to an order of the United States District Court for the Southern District of New York (the “Court”). This is not a solicitation from a lawyer. The Court has not determined the merits of Plaintiff’s claims or Defendants’ defenses. 1 On March 18, 2020, NewLink Genetics Corporation completed a merger with Lumos Pharma, Inc. The combined company assumed the name Lumos Pharma, Inc. and trades on Nasdaq under the symbol “LUMO.”

3 By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted by any party in the Action. The purpose of this Notice is to inform you of the proposed Settlement of the action styled Ely v. Link, Jr. et al., No. 1:17-cv-03799-WHP (S.D.N.Y.). Plaintiff Rickey Ely (on behalf of himself and derivatively on behalf of NewLink); Individual Defendants Charles J. Link, Jr., Thomas A. Raffin, Paul R. Edick, Paolo Pucci, Joseph Saluri, Ernest J. Talarico, III, Nicholas Vahanian, and Lota S. Zoth; and Nominal Defendant NewLink have agreed to settle the above-referenced litigation and have signed the Stipulation2 setting forth those settlement terms. The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. This Notice describes the rights you may have in the Action and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement. Pursuant to the Court’s Preliminary Approval Order, a telephonic hearing will be held on November 2, 2021, at 3:00 p.m., before the Honorable Alison J. Nathan, for the purpose of determining: (i) whether the terms of a proposed settlement (the “Settlement”) of the Action described below is fair, reasonable, adequate, and in the best interests of the Company, and should be finally approved; (ii) whether this Notice fully satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process; (iii) whether the Judgment should be entered dismissing the above-captioned matter with prejudice, releasing the Released Persons from Plaintiff’s Released Claims; (iv) whether the amount of attorneys’ fees and expenses to be 2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation and Agreement of Settlement, dated May 21, 2021, which is available on the Company’s website at https://investors.lumos-pharma.com/investor-relations.

4 awarded to Plaintiff’s Counsel is fair and reasonable; and (v) any other matters that come before the Court. You have an opportunity to appear and be heard at this telephonic hearing. More information regarding appearing and being heard at the hearing is included below in Section VII. The dial-in number for the telephonic hearing is (866) 248-8441, confirmation code 9985967. The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or make any other adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount without further notice of any kind. Pending determination of whether the Settlement should be approved, no Company shareholder, whether acting directly, representatively, or derivatively on behalf of NewLink, or in any other capacity, shall commence, prosecute, instigate, or in any way participate in the commencement or prosecution of any action asserting any Plaintiff’s Released Claims against Defendants or any of the Released Persons, in any court or tribunal. II. BACKGROUND OF THE DERIVATIVE ACTION At the time of the events underlying this Action, NewLink was a biopharmaceutical company that sought to develop a novel pancreatic cancer treatment known as algenpantucel-L, or HyperAcute Pancreas. On May 12, 2016, a putative shareholder class action was filed in the United States District Court for the Southern District of New York captioned Nguyen et al. v. NewLink Genetics Corp. et al., No. 16-cv-3545 (S.D.N.Y.), alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Rule 10b-5 promulgated thereunder (the “Securities Class Action”). The plaintiffs in the Securities Class Action alleged that NewLink and certain of its executive officers made materially false and

5 misleading statements and omissions about clinical trials of the Company’s lead product candidate HyperAcute Pancreas, an experimental pancreatic cancer treatment, and that the stock of NewLink declined in value when the final clinical trial results were revealed. On May 19, 2017, Plaintiff initiated this shareholder derivative action by filing a Verified Shareholder Derivative Complaint (the “Complaint”) against the Defendants, which asserted claims for violations of the federal securities laws, breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. The Complaint alleges, among other things, that certain current and former officers and members of the Company’s board of directors (the “Board”) caused NewLink to issue false statements in its 2016 proxy statement regarding risk management and compensation matters in violation of Section 14(a) of the Exchange Act. The Complaint also claims the Defendants breached their fiduciary duties by causing or allowing the Company to make material misstatements or omissions related to the clinical trials and efficacy of HyperAcute Pancreas, awarded themselves excessive compensation, engaged in illegal insider trading, and grossly mismanaged the Company. Because the Derivative Action involves substantially the same underlying subject matter as the Securities Class Action, the Court designated the actions as related on May 24, 2017. On June 26, 2017, the Derivative Action was stayed temporarily until the Securities Class Action was dismissed or otherwise finally resolved, and such stay was continued on March 20, 2019. On November 17, 2020, representatives for plaintiffs in the Securities Class Action and the Derivative Action and the Defendants conducted a full-day mediation with an experienced mediator, Jed D. Melnick, Esq., of JAMS. While plaintiffs in the Securities Class Action and the Derivative Action and the Defendants did not reach agreement at the mediation, these parties

6 worked continuously towards a resolution of both the Securities Class Action and the Derivative Action thereafter. On or about February 26, 2021, following extensive settlement discussions, the Parties, with the assistance of Mr. Melnick, reached an agreement in principle to resolve the Derivative Action. On May 10, 2021, the majority of the Independent Non-Defendant Members of the Company’s Board, in exercising their business judgment, approved the Settlement and each of its terms, including the Corporate Governance Reforms, releases, and separately negotiated attorneys’ fees and expenses, as set forth in the Stipulation, as in the best interest of the Company and its shareholders. On May 21, 2021, the Parties signed and entered into the Stipulation. III. SUMMARY OF THE SETTLEMENT TERMS The terms and conditions of the proposed Settlement are set forth fully in the Stipulation and Exhibit A (the “Corporate Governance Reforms”) of the Stipulation, which have been filed with the Court and are available on the Company’s website at https://investors.lumos- pharma.com/investor-relations. Per the terms of the Settlement, the Company will institute and maintain the following corporate governance reforms: • Director Independence: The Company’s Corporate Governance Guidelines currently require that the Board “be composed of not less than a majority of independent directors, subject to any exceptions permitted by The Nasdaq Stock Market (‘Nasdaq’) listing standards.” The Company will amend its Corporate Governance Guidelines to require that two-thirds (2/3) of the Board be composed of independent directors. • Meetings in Executive Session: The Company’s Corporate Governance Guidelines currently state: “The independent directors of the Board will meet periodically in executive session but no less than two times per year or such greater number as required by the Nasdaq listing standards.” The Company will amend its Corporate Governance

7 Guidelines to require that the Company’s independent directors meet in executive session following each regularly scheduled full board meeting, and in no event less than four (4) times per year. • Mandatory Attendance at Annual Shareholder Meeting: Absent extraordinary circumstances, each member of the Board shall attend each annual shareholder meeting, and during the annual shareholder meeting shareholders shall have the right to ask questions, both orally and in writing, and receive answers and discussion where appropriate from the CEO and members of the Board. Such discussion shall take place regardless of whether those questions have been submitted in advance. • Audit Committee Enhancements: The Audit Committee is currently required to meet only as often as “its members shall deem necessary or appropriate.” The Company shall amend its Audit Committee Charter to require that the Audit Committee meet no fewer than four (4) times per year. • Compliance Review Committee Enhancements: The Compliance Review Committee shall report to the Audit Committee at least on a quarterly basis. The Chair of the Audit Committee shall be available to address issues pertaining to compliance and/or risk management on an ad-hoc basis. Additionally, the Company shall update the investor relations section of its website to disclose the existence of the Company’s Compliance Review Committee, as well as its members and responsibilities. • Chief Compliance Officer: The Company shall update the management section of its website to disclose the existence and identity of the Company’s Chief Compliance Officer. • Insider Trading Enhancements: The Company will prohibit trading of its securities by Section 16 of the Securities Exchange Act of 1934 officers, except trades made pursuant to a Securities and Exchange Commission Rule 10b5-1 plan, for the period of time beginning no later than the fifteenth day of the last month of each quarter and ending no earlier than forty-eight hours after the release of earnings each quarter. Failure to comply with the Company’s Insider Trading Policy will result in an assessment by the Office of General Counsel concerning appropriate disciplinary action, including but not limited to cancellation of outstanding stock options, disqualification from performance-based compensation, and termination. • Whistleblower Enhancements: The Company shall amend its documents describing its Whistleblower Policy to include additional language encouraging employees to bring forward good faith or bona fide concerns or complaints regarding ethical and legal violations. The added language will further emphasize that the Company is serious about adherence to its codes of conduct and that whistle blowing is an important tool in achieving this goal. The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least twice a year.

8 These reforms shall go into effect within sixty (60) business days following the Effective Date and shall remain in effect for no less than four (4) years from the date of implementation. The Company acknowledges and agrees that the Corporate Governance Reforms confer a substantial benefit on the Company and its shareholders. Defendants also acknowledge and agree that, while existing policies and committees addressed some of the subject matter of the Corporate Governance Reforms, the changes and additions described above resulted primarily from the filing, pendency, and settlement of the Derivative Action. IV. RELEASES AND DISMISSAL The Settlement also calls for the releasing parties, including Plaintiff (on behalf of himself, all Current Company Shareholders and, derivatively, on behalf of NewLink), their Related Persons, and anyone making claims through or on behalf of any of them, to release any and all of Plaintiff’s Released Claims against each and all of the Released Persons, as defined in the Stipulation. The full terms of the release and discharge of the claims are set forth in the Stipulation. The following is only a summary of important terms used in the Settlement releases: • “Defendants’ Released Claims” means any and all claims, including both known claims and Unknown Claims (as defined in the Stipulation), that could be asserted in any forum by the Released Persons against Plaintiff or his beneficiaries, Plaintiff’s Counsel, NewLink, and all Current Company Shareholders (solely in their capacity as shareholders) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action. Nothing herein shall in any way release, waive, impair, or restrict the rights of any Party to enforce the terms of this Settlement. Defendants’ Released Claims shall not include any indemnification, advancement, or insurance claims that any Released Person has or may have, including, but not limited to, any rights any Released Person has or may have related to any pending or threatened civil or government proceedings. • “Plaintiff’s Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any

9 other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, including both known claims and Unknown Claims (as defined in the Stipulation), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law or any other law, rule, or regulation, whether foreign or domestic, that Plaintiff, the Company, or any Current Company Shareholder derivatively on behalf of the Company: (i) asserted in the Complaint in the Derivative Action; (ii) could have asserted in the Derivative Action or in any other court, tribunal, forum, or proceeding; or (iii) could in the future assert in any court, tribunal, forum, or proceeding that arise out of or are based upon, related to, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were alleged, involved, set forth, or referred to in the Derivative Action, or that would have been barred by res judicata had the Derivative Action been litigated to a final judgment. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Settlement. Plaintiff’s Released Claims also shall not include the Securities Class Action. • “Released Persons” means, collectively, each and all of the Defendants and their Related Persons. “Related Person(s)” means, with respect to any Person, such Person’s present and former parent entities, subsidiaries (direct or indirect) and affiliates, and each of their respective present and former shareholders, general partners, limited partners, affiliates, divisions, joint ventures, partnerships, officers, directors, employees, agents, representatives, attorneys, insurers, excess insurers, reinsurers, expects, advisors, investment advisors, underwriters, fiduciaries, trustees, auditors, accountants, representatives, spouses and Immediate Family members, and the predecessors, heirs, legatees, successors, assigns, agents, executors, devisees, personal representatives, attorneys, advisors, and administrators of any of them, and the predecessors, successors, and assigns of each of the foregoing, and any other Person in which any such Person has or had a controlling interest or which is or was related to or affiliated with such Person, and any trust of which such Person is the settler or which is for the benefit of such Person or member(s) of his or her family. • “Released Claims” means, collectively, all Defendants’ Released Claims and all Plaintiff’s Released Claims. • Excluded from the Released Claims are all claims, rights, or causes of action or liabilities whatsoever related to the enforcement of the Settlement, including, without limitation, any of the terms of the Stipulation or orders or judgments issued by the Court in connection with this Settlement. Released Claims also does not include the Securities Class Action.

10 Should the Court approve the Settlement and enter the Judgment in the above-captioned matter, all of Plaintiff’s Released Claims against the Defendants shall be dismissed with prejudice and the Released Persons shall be released from Plaintiff’s Released Claims. V. PLAINTIFF’S COUNSEL’S ATTORNEYS’ FEES AND EXPENSES AWARD After negotiating the principal terms of the Settlement, counsel for Plaintiff and Defendants, with the assistance of the JAMS mediator, Mr. Melnick, separately negotiated the proposed amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel. Plaintiff’s Counsel has asked the Court to approve this agreed-to amount of attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Action in the amount of $375,000 (the “Fee and Expense Amount”), to be paid by NewLink’s insurer, as appropriate consideration for the substantial benefits conferred upon the Company as a result of the prosecution and settlement of the Action. To date, Plaintiff’s Counsel have not received any payments for their efforts on behalf of the Company and its shareholders. The final approval of the Settlement is not conditioned on final resolution of the Fee and Expense Amount. VI. REASONS FOR SETTLEMENT The Court has not decided in favor of Defendants or the Plaintiff. The Parties have determined that it is desirable and beneficial that the Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. A. Plaintiff’s Reasons for Settlement Plaintiff and Plaintiff’s Counsel believe that the claims asserted in this Action have merit, yet support settling this Action because they believe that a settlement on the terms provided for in the Stipulation is fair, reasonable, and adequate and provides substantial benefits to the

11 Company and its shareholders based upon the terms and procedures outlined therein (and summarized herein). Specifically, as described above, the Settlement provides for, inter alia: (i) Board independence reforms; (ii) Audit Committee reforms; (iii) Compliance Review Committee reforms; (iv) insider trading reforms; and (v) whistleblower reforms. Plaintiff and Plaintiff’s Counsel also recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against Defendants through trial and possible appeals. Plaintiff and Plaintiff’s Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as this Action, as well as the Action’s inherent difficulties and potential delays. They are also mindful of the amount of available insurance coverage and the problems of proof and the possible defenses to the claims asserted in the Action. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of the Company and its shareholders. B. Defendants’ Reasons for Settlement Defendants have denied and continue to deny all claims and contentions alleged by Plaintiff in the Action and maintain that they have meritorious defenses. Defendants also have expressly denied and continue to deny, inter alia, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to NewLink or its shareholders, or any wrongdoing whatsoever. Had the terms of this Stipulation not been reached, the Defendants would have continued to contest vigorously Plaintiff’s allegations, and

12 the Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, Defendants have concluded that it is desirable that the Action be settled on the terms and subject to the conditions set forth in the Stipulation. Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Action. The Company, through a majority of the Independent Non-Defendant Members of the Company’s Board, has approved the Settlement and each of its terms, including the Corporate Governance Reforms and amount for attorneys’ fees and expenses, as set forth in the Stipulation, as in the best interest of, and conferring a substantial benefit to, the Company and its shareholders. As set forth in the Stipulation, however, neither the Stipulation nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall constitute an admission or finding of wrongful conduct, acts, or omissions or any infirmity in the defenses that Defendants have, or could have, asserted. VII. THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING The Court will hold the telephonic Settlement Hearing on November 2, 2021, at 3:00 p.m. As described above in Section I, at the Settlement Hearing the Court will consider whether the terms of the Settlement, including the separately negotiated Fee and Expense Amount, are fair, reasonable, and adequate and thus should be finally approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation. Any Company shareholder as of May 21, 2021, may, but is not required to, appear at the telephonic Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must

13 first comply with the procedures for objecting, which are set forth below in Section VIII. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before dialing- in. Shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. Plaintiff’s Counsel has reserved an operator-assisted conference line for the telephonic hearing. The dial-in number for the telephonic hearing is (866) 248-8441, confirmation code 9985967. The Court will take into consideration any written objections mailed in accordance with the instructions in Section VIII. The Court also may listen to people who seek to speak at the hearing, but decisions regarding the conduct of the hearing will be made by the Court. Any shareholder wishing to address the Court during the Settlement Hearing is instructed to dial-in to the number identified above so that the operator can queue the caller. VIII. RIGHT TO OBJECT TO THE PROPOSED SETTLEMENT AND PROCEDURES FOR DOING SO Any Company shareholder as of May 21, 2021 may make an objection to the proposed Settlement, Fee and Expense Amount, and/or Service Award and appear at the telephonic Settlement Hearing, at the shareholder’s own expense, individually or through counsel of the shareholder’s own choice. To do so, the shareholder must file a written objection which sets forth all of the following information: (1) the shareholder’s name, address, and telephone number; (2) proof of ownership of Company common stock as of May 21, 2021, including the number of shares of Company common stock currently owned and the date of the shareholder’s purchase of those shares; (3) the case name and number (Ely v. Link, Jr. et al., Case No. 1:17-cv- 03799); (4) a statement of the objection and the basis for the objection; and (5) any and all

14 documentation or evidence in support of such objection, and the identities of any witnesses you intend to call at the Settlement Hearing. Your objection must be postmarked on or before October 12, 2021 and sent to the Court; Plaintiff’s Counsel; and Counsel for the Defendants at the following addresses: COURT: Clerk of the Court Thurgood Marshall United States Courthouse 40 Foley Square New York, NY 10007 FOR PLAINTIFF: Joshua M. Lifshitz LIFSHITZ LAW FIRM, P.C. 1190 Broadway Hewlett, NY 11557 FOR DEFENDANTS: Sarah M. Lightdale COOLEY LLP 55 Hudson Yards New York, NY 10001 Any Current Company Shareholder who files and serves a timely, written objection in accordance with the instructions above, may appear at the telephonic Settlement Hearing either personally or through counsel retained at the objector’s expense. Any such objector need not attend the Settlement Hearing, however, in order to have the objection considered by the Court. Any party who does not timely file and serve a notice of intention to appear in accordance with the above shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the telephonic Settlement Hearing, except for good cause shown. Any party who fails to object in the manner prescribed above shall forever be foreclosed from (a) making any objections to the fairness, adequacy, or reasonableness of the Settlement, or (b) making any objections to the fairness and reasonableness of the Fee and Expense Amount and/or Service Award, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and the releases set forth in the Stipulation. IX. CONDITIONS FOR SETTLEMENT The Settlement is conditioned on the occurrence of certain events described in the Stipulation, including entry of the Judgment by the Court. If, for any reason, any one of the

15 conditions described in the Stipulation is not met and the entry of the Judgment does not occur, the Stipulation might be terminated and, if terminated, will become null and void and the parties to the Stipulation will be restored to their respective positions as of May 21, 2021. X. FURTHER INFORMATION This Notice summarizes the proposed Settlement. For the precise terms and conditions of the Settlement, please see the settlement Stipulation available on the Company’s website at https://investors.lumos-pharma.com/investor-relations, by contacting Plaintiff’s Counsel at (516) 493-9780, by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.nysd.uscourts.gov/, or, depending on then-current restrictions due to the COVID-19 pandemic, by visiting the office of the Clerk of the Court for the United States District Court for the Southern District of New York, 40 Foley Square, New York, NY 10007, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. Any other inquiries regarding the Settlement or the Action should be addressed to Plaintiff’s Counsel, Joshua M. Lifshitz either in writing, to LIFSHITZ LAW FIRM, P.C., 1190 Broadway, Hewlett, New York 11557 or to jml@jlclasslaw.com, or by calling (516) 493-9780. PLEASE DO NOT CONTACT THE COURT, COURT CLERK’S OFFICE, OR DEFENDANTS REGARDING THIS NOTICE.